UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2005

CITIZENS FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32041	38-3573852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Water Street, Port Huron, Michigan	48060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (810) 987-8300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.
On November 4, 2005, Registrant issued a press release announcing its unaudited results of operations and financial condition for and as of, respectively, the three and nine month periods ended September 30, 2005. The press release, furnished as Exhibit No. 99 and incorporated herein by reference, also announced a quarterly dividend of $0.09 per share of Registrant’s common stock.
Item 9.01.      Financial Statements and Exhibits.
(c)      Exhibits
The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description

99	Press Release dated November 4, 2005 announcing quarterly dividend and Registrant’s unaudited results of operations and financial condition for and as of the fiscal periods ended September 30, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

CITIZENS FIRST BANCORP, INC.

Date: November 9, 2005	By:	/s/ Marshall J. Campbell
Marshall J. Campbell
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99	Press Release dated November 4, 2005 announcing quarterly dividend and Registrant’s unaudited results of operations and financial condition for and as of the fiscal periods ended September 30, 2005